                                                                   Exhibit 10.33

[OKIDATA LOGO]

         532 Fellowship Road
         Mount Laurel, NJ  08054
         USA
         Phone 609 235 2600
         Fax 609 778 4184

May 19, 1998

Mr. Bart Shuldman
Ithaca Peripherals Incorporated
7 Laser Lane
Wallingford, CT  06492

RE:      OEM Agreement

Dear Bart:

The purpose of this letter is to renew our OEM Agreement for another two (2) years pricing term which will begin August 28, 1997 and expire August 28, 1999 with deliveries to be completed by February 28, 2000, and to replace Exhibit A with the new Exhibit A as attached. The terms and conditions of this renewal will be as stated in the OEM Agreement which we entered in January 21, 1991 and all subsequent agreed upon amendments made thereto.

If you agree to this renewal contract, please indicate your acceptance by signing both originals in the space provided. Retain one duplicate original for your records and return the other to my attention.

Sincerely,                             Ithaca Peripherals Incorporated

/s/ David L. Vaughn                    /s/ Bart C. Shuldman
-------------------                    --------------------
Manager, Legal Affairs                 (Signature)

DLV/eap                                Bart C. Shuldman
enc.                                   --------------------
                                       (Name)

c:     T. Donahue                      May 22, 1998
       E. Morris                       --------------------
       J. Rowley                       (Date)
       C. Helm

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
                                   EXHIBIT A



--------------------------------------------------------------------
OKIDATA PRODUCT         OKIDATA PART    MINIMUM ORDER    ITHACA COST
                        NUMBER          QUANTITY         PER UNIT
--------------------------------------------------------------------
--------------------------------------------------------------------
172P 1 Kit              58221401
--------------------------------------------------------------------
172P 2 Kit              58221402
--------------------------------------------------------------------
172S 1 Kit              58221501
--------------------------------------------------------------------
184T P1 Kit             58236101
--------------------------------------------------------------------
M90 Kit                 58238101
--------------------------------------------------------------------
M90 Kit (Meet Comp)*    59238101
--------------------------------------------------------------------
M150P Kit               40248402
--------------------------------------------------------------------
M150S Kit               40248401
--------------------------------------------------------------------
M170 Kit                40248403
--------------------------------------------------------------------
Carriage Shaft          51109111
--------------------------------------------------------------------
Purple Ribbon           52108701
--------------------------------------------------------------------
Black Ribbon            52109401
--------------------------------------------------------------------

* Requires proof of performance of sales to IPL for the UK postal program.

NOTE: All product listed in this pricing Exhibit "A" are not covered under an Okidata warranty.